UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K /A
Amendment No. 1

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2014

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REGALWORKS MEDIA, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-52846	76-0766174
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

604 ARIZONA AVENUE
SANTA MONICA, CA. 90401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (323) 373-3515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of filing this Amendment No. 1 to Form 8-K previously filed on June 9, 2014 is to correctly state that PLS' audit on the Company's financial statements was for for the fiscal year ended December 31, 2013, not December 31, 2014. No other changes have been made to this Form 8-K.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) and (b)

On June 6, 2014, RegalWorks Media, Inc., a Nevada corporation (the “Company”), engaged KBL, LLP, a as the Company’s independent registered public accounting firm for the year ending December 31, 2014. In connection with the anticipated engagement of KBL on June 6, 2014, the Company informed PLS that it was dismissed as the Company’s independent registered public accounting firm effective immediately. The decision to change auditors was approved by the Board of Directors upon completion of a review process.

PLS’ report on the Company’s financial statements for the fiscal year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, and neither such report was qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2013 , there was no (i) disagreement with PLS on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PLS, would have caused PLS to make reference to the matter in connection with its report or (ii) reportable event (as described in paragraph (a)(1)(v) of Item 304 0f Regulation S-K.

The Company has provided PLS with the disclosure made herein and has requested that PLS furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of PLS’ letter is included as Exhibit 16.1 to this report.

During the fiscal year ended December 31, 2014, the Company did not consult with PLS regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K.)Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

16.1	Letter of PLS dated June 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RegalWorks Media, Inc.

By:	/s/ Dane West
Dane West Chief Executive Officer

Date:  June 9, 2014